UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2008

EnerLume Energy Management Corp.
(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

Two Broadway Hamden, Connecticut		06518
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 248-4100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.  Financial Information

Item 2.02.  Results of Operations and Financial Condition

On February 14, 2008, EnerLume Energy Management Corp. issued a press release announcing its financial results for the quarter ended December 31, 2007.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the company under the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated February 14, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERLUME ENERGY MANAGEMENT CORP.

Dated: February 14, 2008	By: /s/ Michael C. Malota
Michael C. Malota
Chief Financial Officer

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ENERLUME ENERGY MANAGEMENT CORP.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated February 14, 2008

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